UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 14, 2004



                            REHABCARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



   7733 Forsyth Boulevard
         Suite 2300
    St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (314) 863-7422

Item 5.   Other Events and Regulation FD Disclosure.

          Pursuant to a request for clarification by an agent of certain of the Registrant's institutional investors, the Registrant has made a modification to Section 17 of the RehabCare Group, Inc. Second Amended and Restated 1996 Long Term Performance Plan (the "Plan") reconfirming that the Registrant will not effect a "repricing" (as such term is defined in Section 303A.08 of the New York Stock Exchange Rules) of any stock option or other benefit granted under the Plan without the approval of the Registrant's stockholders. The full text of the Plan is attached as Exhibit 10 hereto.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2004

                                       REHABCARE GROUP, INC.



                                    By:
                                       -----------------------------------------
                                       Vincent L. Germanese,
                                       Senior Vice  President,
                                       Chief  Financial Officer
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

10 RehabCare Group, Inc. Second Amended and Restated 1996 Long-Term Performance Plan

                                                                     EXHIBIT 10


                              REHABCARE GROUP, INC.
                           SECOND AMENDED AND RESTATED
                         1996 LONG-TERM PERFORMANCE PLAN


     RehabCare  Group,  Inc.  (the  "Corporation")  adopted  the 1996  Long-Term
Performance Plan (the "Plan") effective as of April 23, 1996. The Plan was amended and restated effective on March 3, 1999 to increase the number of shares reserved for issuance under the Plan and to make certain other procedural changes to its terms. The Corporation adopted the 1999 Non-Employee Directors Stock Plan effective as of March 3, 1999. The Amended and Restated 1996 Long-Term Performance Plan and the 1999 Non-Employee Director Stock Plan were approved by the Corporation's stockholders on April 30, 1999. The Corporation now wishes to merge the 1999 Non-Employee Director Plan with and into the Plan, to amend and restate the Plan to reflect such merger, and to make certain other procedural changes to its terms.

     This merger and amendment shall be effective immediately upon adoption by the Board of Directors, subject to approval by the stockholders of the Corporation at the 2004 Annual Meeting of Stockholders. In the event the stockholders of the Corporation do not approve this merger and amendment at such Annual Meeting, awards made pursuant to the Plan and to the 1999 Non-Employee Directors Stock Plan that cannot be satisfied with shares reserved for issuance under the respective plans without regard to this merger and amendment shall be null and void.

     Pursuant  to the  authority  reserved  in  Section  15 of the Plan,  and in
Section 14 of the 1999 Non-Employee Directors Stock Plan, the Board of Directors of the Corporation hereby merges the 1999 Non-Employee Directors Stock Plan into the Plan and amends and completely restates the Plan to read in its entirety as follows:

1. Purposes. The purposes of this Plan are (i) to encourage certain employees of the Corporation, and of such subsidiaries of the Corporation as the Committee administering the Plan designates, to acquire Common Stock of the Corporation or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Corporation and thus provide an incentive for continuation of the efforts of employees for the success of the Corporation and for continuity of employment; and (ii) to induce Directors of the Corporation to remain directors of the Corporation over the long term, to align the Directors' interests in the Corporation's financial performance more directly with those of the stockholders and to aid the Corporation in competing with other enterprises for the services of new Directors.

2. Administration. The Plan will be administered by the Compensation and Nominating/Corporate Governance Committee (the "Committee") of the Board of Directors of the Corporation consisting of two or more Directors as the Board may designate from time to time. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Corporation and its stockholders and in accordance with the purpose of the Plan. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. Subject to the express provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

3. Shares Reserved Under the Plan. There is hereby reserved for issuance under the Plan an aggregate of four million three hundred thousand (4,300,000) shares of Common Stock of the Corporation, which may be authorized but unissued or treasury shares. As used in this Section 3, the term "Plan Maximum" shall refer to the number of shares of Common Stock of the Corporation that are available for grant of awards pursuant to the Plan. Stock underlying outstanding options, stock appreciation rights, or performance awards will reduce the Plan Maximum while such options, stock appreciation rights or performance awards are outstanding. Shares underlying expired, canceled or forfeited options, stock appreciation rights or performance awards shall be added back to the Plan Maximum. When the exercise price of stock options is paid by delivery of shares of Common Stock of the Corporation, or if the Committee approves the withholding of shares from a distribution in payment of the tax withholding obligation of the participant, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Committee approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to an option, or if a stock appreciation right is exercised for cash or a performance award is paid in cash the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted Stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of Restricted Stock shall be added back to the Plan Maximum if such Restricted Stock is forfeited.

          Notwithstanding the above, the maximum number of shares of stock subject to stock options that may be awarded to any individual shall not exceed two hundred fifty thousand (250,000) shares in calendar year 2004, and shall not exceed fifty thousand (50,000) shares in any calendar year after 2004 (both limits as adjusted in accordance with Section 12).

4. Participants. Participants will consist of such officers, Directors, and key employees of the Corporation or any designated subsidiary as the Committee in its sole discretion determines have a major impact on the success and future growth and profitability of the Corporation. Designation of a participant in any year shall not require the Committee to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

5.   Types of Benefits.  The  following  benefits may be granted under the Plan:
     (a) stock appreciation rights ("SARs"); (b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) incentive stock options ("ISOs"); and (e) nonqualified stock options ("NQSOs"), all as described below.

6. Award of Benefits. The Committee may, in its sole discretion, grant benefits in accordance with the Plan, and establish the timing, pricing, amount, and other terms and conditions of such grants, which need not be uniform with respect to the various participants or with respect to different grants to the same participant. All benefits granted under the Plan shall be granted as of an award date which shall be designated in the particular award agreement. If no award date is so specified, the award date shall be the date that the Committee action granting the award is effective. Promptly after each award date, the Corporation shall notify the participant of the grant of the benefit, and shall hand deliver or mail to the participant an agreement awarding the benefit, duly executed by and on behalf of the Corporation.

7. Stock Appreciation Rights. SARs may be granted which, at the discretion of the Committee, may be exercised (1) in lieu of exercise of an option, (2) in conjunction with the exercise of an option, (3) upon lapse of an option,
     (4) independent of an option or (5) each of the above in connection with a previously awarded option under the Plan. If the option referred to in (1),
     (2) or (3) above qualified as an ISO pursuant to Section 422 of the Internal Revenue Code of 1986 as amended and in effect from time to time (the "Code"), the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR. At the discretion of the Committee, payment for SARs may be made in cash or shares of Common Stock of the Corporation, or in a combination thereof. SARs will be exercisable not earlier than six months and not later than ten years after the date they are granted and will expire in accordance with the terms established by the Committee. The following will apply upon exercise of a
     SAR:

     (a) Exercise of SARs in Lieu of Exercise of Options. SARs exercisable in lieu of options may be exercised for all or part of the shares subject to the related option upon the exercise of the right to exercise an equivalent number of options. A SAR may be exercised only with respect to the shares for which its related option is then exercisable.

     (b) Exercise of SARs in Conjunction with Exercise of Options. SARs exercisable in conjunction with the exercise of options shall be deemed to be exercised upon the exercise of the related options.

     (c) Exercise of SARs Upon Lapse of Options. SARs exercisable upon lapse of options shall be deemed to have been exercised upon the lapse of the related options as to the number of shares subject to the options.

     (d) Exercise of SARs Independent of Options. SARs exercisable independent of options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.

8. Restricted Stock. Restricted Stock shall consist of Common Stock of the Corporation issued or transferred under the Plan (other than upon exercise of SARs, stock options or as Performance Awards) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus. In the case of any Restricted Stock:

     (a)  The purchase price, if any, will be determined by the Committee.

     (b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment or upon termination of the Director's services as a member of the Board within specified periods; and (iii) such other restrictions, conditions and terms as the Committee deems appropriate.

     (c) The participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

     (d) The participant shall be entitled to vote the Restricted Stock during the period of restriction.

     (e) The Committee shall determine whether Restricted Stock is to be delivered to the participant with an appropriate legend imprinted on the certificate or if the certificate will be deposited in escrow pending removal of the restrictions.

9. Performance Awards. Performance Awards shall consist of Common Stock of the Corporation, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Committee are achieved over a period of time designated by the Committee, but not in any event more than five years. The goals established by the Committee may include return on average total capital employed, earnings per share, increases in share price or such other goals as may be established by the Committee. In the event the minimum corporate goal is not achieved at the conclusion of the period, no payment shall be made to the participant. Actual payment of the award earned shall be in cash or in Common Stock of the Corporation or in a combination of both, as the Committee in its sole discretion determines. If Common Stock of the Corporation is used, the participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

10.  Incentive  Stock  Options.  ISOs shall consist of stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. The purchase price may be paid (i) by check or, in the discretion of the Committee, either (ii) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (iii) by a combination of cash and Common Stock of the Corporation, in the manner provided in the option agreement. In lieu of exercising an option and subject to the approval of the Committee, the optionee may request that the Company pay in cash the difference between the fair market value of part or all of the stock which is the subject of the option and the exercise price thereof. ISOs will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death or disability, and during such three month period shall be exercisable only as to those shares with respect to which it had become exercisable on the date of termination of employment. In the event termination of employment occurs as a result of death or disability, such an option, to the extent exercisable on the date of termination as a result of death or disability, will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by disability, then the period of exercise following death shall be the remainder of the 12-month period or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. However, in no event shall any ISO be exercised more than ten years after its grant. Leaves of absence granted by the Corporation for military service, illness, and transfers of employment between the Corporation and any subsidiary thereof shall not constitute termination of employment. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000. ISOs shall be granted only to employees of the Corporation or a subsidiary.

11. Nonqualified Stock Options. NQSOs shall consist of nonqualified stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. The purchase price may be paid (i) by check or, in the discretion of the Committee, either (ii) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (iii) by a combination of cash and Common Stock of the Corporation, in the manner provided in the option agreement. In lieu of exercising an option and subject to the approval of the Committee, the optionee may request that the Company pay in cash the difference between the fair market value of part or all of the stock which is the subject of the option and the exercise price thereof. NQSOs will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment or after termination of a Director's services as a Board Member for any reason other than death, retirement or disability. In the event termination of employment or termination of services as a Director occurs as a result of death, retirement or disability, such an option, to the extent exercisable on the date of such termination, will be exercisable for 24 months after such termination. If the optionee dies within 24 months after termination of employment or termination of service as a Director by retirement or disability, then the period of exercise following death shall be the remainder of the 24-month period or three months, whichever is longer. However, in no event shall any option be exercised more than ten years after its grant. Leaves of absence granted by the Corporation for military service, illness, and transfers of employment between the Corporation and any subsidiary thereof shall not constitute termination of employment. The Committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a NQSO shall be subject to restrictions, and if so, the nature of the restrictions.

12.  Adjustment Provisions.

     (a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the maximum number of shares available to a particular participant, and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

     (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

13. Nontransferability. Each benefit granted under the Plan to a participant shall not be transferable, other than a Nonqualified Stock Option to a Permissible Transferee, except by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant or, in the case of a Nonqualified Stock Option, a Permissible Transferee. In the event of the death of a participant, exercise or payment shall be made only:

     (a) By or to a Permissible Transferee, the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

     (b) To the extent that the deceased participant was entitled thereto at the date of his or her death.

          For purposes of this Section 13, "Permitted  Transferee" shall include
     (i) one or more members of the participant's family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant's family exceed 80% of all interests. For this purpose, the participant's family shall include only the participant's spouse, children and grandchildren.

14. Taxes. The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Corporation at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on a closing market price on the date of such notice.

15. Beneficiary. A participant may designate one or more persons (concurrently, contingently or successively) to whom Restricted Stock or Performance Awards will be distributed and by whom stock options and SARs will be exercisable if the participant dies before receiving complete payment of such amounts. Any such designation must be made on a form acceptable to the Corporation for this purpose, will be effective on the date received by the Corporation and may be revoked by the participant by a subsequent written designation delivered to the Corporation while the participant is alive. If the participant fails to designate a beneficiary or if no designated beneficiary survives the participant, then any such benefit shall be transferred to the participant's estate.

16. Tenure. A participant's right, if any, to continue to serve the Corporation and its subsidiaries as an officer, employee, Director or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

17. Duration, Interpretation, Amendment and Termination. No benefit shall be granted more than ten years after the date of initial adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other person as may then have an interest therein. Without the prior approval of the Corporation's stockholders, the Corporation will not effect a "repricing" (as such term is defined in Section 303A.08 of the New York Stock Exchange Rules) of any stock option or other benefit granted under the terms of this Plan. To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Section 15 shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Common Stock which may be made subject to benefits under the Plan; or (c) modify the requirements as to eligibility for benefits under the Plan.

18. Stockholder Approval. The Plan was initially adopted by the Board of Directors on April 23, 1996, and was approved by stockholders of the Corporation on June 26, 1996. An amendment and restatement of the Plan was approved by stockholders of the Company on April 30, 1999.